Dear Shareholder:

The supplement to the prospectus below modifies the investment strategy of Firstar Growth and Income Fund. Previously, the Fund could not purchase a security that did not pay a dividend. The Fund can now purchase non-dividend paying securities provided that 80% of the Fund's market value remains invested in securities that pay dividends. This modification reflects the changes that have taken place in the underlying benchmarks of the Fund (for example, approximately 19% of the S&P 500 Index consists of non-dividend paying securities) and will give the Fund greater flexibility to participate in all sectors of the Index.

(THE FOREGOING LANGUAGE IS NOT PART OF THE PROSPECTUS.)

                                  FIRSTAR FUNDS

                             Growth and Income Fund

                                December 28, 1999

                Supplement to the Prospectus dated March 1, 1999

                            (as amended May 24, 1999)

PAGE 31

The first paragraph under the heading of "Common Stocks" is replaced with the following:

The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving affect to such purchase less than 80% of the net assets of the Fund will be invested in non-dividend paying securities.